471 P-1 04/15

SUPPLEMENT DATED APRIL 15, 2015

TO THE PROSPECTUS DATED AUGUST 1, 2014 OF

FRANKLIN MUTUAL RECOVERY FUND

The Board of Trustees of the Franklin Mutual Recovery Fund (Fund) recently approved a proposal to reorganize the Fund with and into the Franklin Mutual Quest Fund, a series of Franklin Mutual Series Funds.

It is anticipated that in the second quarter of 2015 shareholders of the Fund will receive a Proxy and a Prospectus/Proxy Statement requesting their votes on the reorganization. If approved by the Fund’s shareholders, the transaction is currently expected to be completed on or about August 27, 2015.

At the close of the market on May 15, 2015, the Fund will be closed to all new investors, with the exception of Employer Sponsored Retirement Plans or benefit plans, and their participants, provided that the Fund was available to such participants prior to the close of the market on May 15, 2015. The Fund will not accept any additional purchases after the close of the market on or about August 20, 2015. The Fund reserves the right to change this policy at any time.

Please keep this supplement for future reference.